PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $12.5 million substantial rehabilitation of Edwin Berry Manor Apartments, an 8-story, 57-unit affordable apartment tower on Chicago’s South Side. Located in the Woodlawn neighborhood, residents benefit from its proximity to Hyde Park and downtown Chicago. The rehabilitation will consist of updated kitchens and baths in all units and major repairs and renovations of the site and common areas.
HIT ROLE	The HIT is providing $5.8 million in financing through the purchase of taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. Construction will be subject to the HIT’s 100% union labor requirement. Edwin Berry Manor is the HIT’s 60th project in Chicago and 113th in Illinois, and is part of the HIT’s $2 billion Midwest@Work Initiative.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, 56 units will be restricted to residents earning below 60% of Area Median Income. Furthermore, the affordable units are subject to a long-term Housing Assistance Payment (HAP) contract which was recently renewed for a 20-year term. Edwin Berry Manor was originally and remains age restricted to residents 62-years and older.

ECONOMIC IMPACT OF INVESTMENT*

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Edwin Berry Manor Apartments – Chicago, IL

“Even in today’s turbulent economy, the HIT continues to meet its investment objectives while also creating jobs and delivering high quality affordable housing in Chicago. Edwin Berry Apartments represent the positive impact unions and union pension capital have on the community.”

— Paul Sommers, Regional Director - Marketing AFL-CIO Housing Investment Trust

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.                                                                                                                                                                                   8/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com